Exhibit 10.2

EXECUTION VERSION

INCREMENTAL TERM LOAN AGREEMENT NO. 1
Dated as of March 12, 2013

This INCREMENTAL TERM LOAN AGREEMENT NO. 1 (this “Agreement”) is entered into by and among each undersigned existing Lender and each undersigned Additional Lender, in each case with Incremental Term Loan Commitments as contemplated herein (each, an “Incremental Term Loan Lender” and together, the “Incremental Term Loan Lenders”), KAR AUCTION SERVICES, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”) and each of the other parties signatory hereto.

PRELIMINARY STATEMENTS

1.                                      Reference is made to the Credit Agreement dated as of May 19, 2011 (as amended by the First Amendment dated as of November 29, 2012 and the Second Amendment dated as of the date hereof (the “Second Amendment”), the “Credit Agreement”), among the Borrower, the lenders and agents party thereto from time to time, the Administrative Agent, and the other parties signatory thereto.  Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.

2.                                      On the terms and subject to the conditions of the Credit Agreement, pursuant to Section 4.17 thereof, the Borrower hereby provides written notice to the Administrative Agent to request Incremental Term Loan Commitments in an aggregate principal amount of up to One Hundred Fifty Million Dollars ($150,000,000) (the “Second Amendment Incremental Term Loan Commitments”) concurrently with the effectiveness of the Second Amendment.

3.                                      The Term Loans made pursuant to the Second Amendment Incremental Term Loan Commitments (the “Second Amendment Incremental Term Loans”) shall constitute a part of the same Tranche of Term Loans as the New Term Loans on the Second Amendment Effective Date after giving effect to the Second Amendment having the same terms as such New Term Loans, except as otherwise specified herein.

4.                                      On the terms and subject to the conditions of the Credit Agreement and this Agreement, the Incremental Term Loan Lenders are willing to extend such credit to the Borrower.

Now, therefore, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

SECTION 1.                                                    Second Amendment Incremental Facility.

(a)                                 This Agreement is in respect of Second Amendment Incremental Term Loan Commitments in an aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000).  Each Incremental Term Loan Lender commits to provide its respective Second Amendment Incremental Term Loan Commitment in the amount notified to such Incremental Term Loan Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Second Amendment Incremental Term Loans as indicated on such Person’s signature page to this Agreement), on the terms and subject to the conditions set forth herein.

(b)                                 By executing and delivering this Agreement, each Incremental Term Loan Lender shall be deemed to confirm to and agree with the other parties signatory hereto as follows: (i) such Incremental Term Loan Lender has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, (ii) such Incremental Term Loan Lender confirms that it has received a copy of this Agreement and the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and the Credit Agreement, as applicable; (iii) such Incremental Term Loan Lender will independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the Credit Agreement; (iv) such Incremental Term Loan Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, respectively, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (v) such Incremental Term Loan Lender agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the Credit Agreement are required to be performed by it as an Incremental Term Loan Lender.

SECTION 2.                                                    Second Amendment Incremental Term Loan Commitments.                        Each Incremental Term Loan Lender agrees to provide its Second Amendment Incremental Term Loan Commitments and to make its Second Amendment Incremental Term Loans on the following terms and conditions:

(a)                                 Availability.  Subject to the occurrence of the Second Amendment Incremental Effective Date (as defined below), each Incremental Term Loan Lender severally agrees to make a Second Amendment Incremental Term Loan in Dollars to the Borrower on the date specified in the notice of Borrowing delivered pursuant to Section 3(e) hereof, in an amount equal to such Incremental Term Loan Lender’s Second Amendment Incremental Term Loan Commitment.  Amounts of Second Amendment Incremental Term Loans repaid or prepaid may not be reborrowed. To the extent not previously utilized, all Second Amendment Incremental Term Loan Commitments shall terminate at [5:00 p.m.] New York City time on the Second Amendment Incremental Effective Date.

(b)                                 Maturity Date and Amortization. Pursuant to the Second Amendment, all Term Loans shall mature and be payable in full on the date that is six years after the Closing Date and shall have quarterly amortization as set forth in Section 2.3 of the Credit Agreement.

(c)                                  Status as a Lender; Status as Term Loans.  The Loan Parties and each Incremental Term Loan Lender acknowledges and agrees that, (i) upon its execution of this Agreement and the occurrence of the Second Amendment Incremental Effective Date, each Additional Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder, (ii) notwithstanding anything to the contrary in the Credit Agreement or any Loan Document, each Second Amendment Incremental Term Loan shall also be deemed (A) a “Term Loan” and (B) to have terms identical to a “Term Loan” and be part of the same Tranche as all New Term Loans made on the Second Amendment Effective Date, in each case, as the applicable context requires, under, and for all purposes of, the Credit Agreement and the other Loan Documents, with such terms and conditions applicable thereto in each case as specified in the Credit Agreement or such Loan Document, unless otherwise separately and specifically stated therefor in this Agreement, (iii) for purposes of Section 11.1 of the Credit Agreement, the Second Amendment Incremental Term Loans shall be considered collectively with all other Loans for purposes of making determinations of “Required Lenders” (or for any consent requiring the consent of affected Lenders or of all of the Lenders) and (iv) the definition “Obligations” shall be deemed to include all unpaid principal of and accrued and unpaid interest on all Second Amendment Incremental Term Loans. For the avoidance of doubt, each party hereto acknowledges and agrees that it is the intention of such party that except as otherwise separately and specifically stated therefor in this Agreement, the terms and conditions applicable to, and the provisions in the Credit Agreement (as amended by this Agreement) and the other Loan Documents relating to, the Second Amendment Incremental Term Loans shall be identical to the terms and conditions applicable to, and the provisions in the Credit Agreement (as amended by this Agreement) and the other Loan Documents relating to, the Term Loans.

SECTION 3.                                                    Conditions to Effectiveness.  The effectiveness of this Agreement, the Incremental Term Loan Commitments, and the obligations of the Incremental Term Loan Lenders to make Incremental Loans in respect thereof are subject to the satisfaction (or waiver) of the following conditions (the date such conditions are satisfied or waived, the “Second Amendment Incremental Effective Date”):

(a)                                 This Agreement shall have been duly executed by the Borrower, each other Loan Party, the Administrative Agent and the Incremental Term Loan Lenders, and delivered to the Administrative Agent.

(b)                                 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that at the time of and immediately after the Second Amendment Incremental Effective Date and the making of Second Amendment Incremental Term Loans, no Default or Event of Default shall have occurred and be continuing.

(c)                                  The representations and warranties set forth in each Loan Document (including those set forth in Section 5 of this Agreement) shall be true and correct in all material respects on and as of the date of the making of Second Amendment Incremental Term Loans and the Second Amendment Incremental Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

(d)                                 The Second Amendment Effective Date shall have occurred and the transactions contemplated by the Second Amendment shall have been consummated.

(e)                                  The Administrative Agent shall have received a notice of Borrowing from the Borrower prior to 1:00pm New York City time, one Business Day prior to the anticipated Second Amendment Effective Date, setting forth the information required pursuant to Section 2.2 of the Credit Agreement.

(f)                                   The Administrative Agent shall have received, on behalf of itself and the Incremental Term Loan Lenders, satisfactory written opinions of (x) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Loan Parties and (y) subject to Section 4, local counsel in such jurisdictions reasonably requested by the Administrative Agent, in each case (i) dated the Second Amendment Incremental Effective Date, (ii) addressed to the Administrative Agent and the Incremental Term Loan Lenders, and in each case, each of their permitted assigns and (iii) otherwise in form and substance reasonably acceptable to the Administrative Agent.

(g)                                  The Administrative Agent shall have received from the Borrower payment in immediately available funds of (i) all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) of the Administrative Agent and (ii) all other compensation required to be paid on the Second Amendment Incremental Effective Date to the Administrative Agent and its Affiliates, in each case, as required by the Credit Agreement.

(h)                                 The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of Exhibit I to the Credit Agreement certifying that the Loan Parties on a consolidated basis, immediately after the consummation of the transactions to occur on the Second Amendment Incremental Effective Date, are Solvent.

(i)                                     The Administrative Agent shall have received with respect to each Loan Party organized in a jurisdiction with respect to which opinions are required to be delivered pursuant to Section 3(f): (i) subject to Section 4, Organizational Documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and complete as of the Second Amendment Incremental Effective Date or a certification that such Organizational Documents have not changed since the Closing Date; (ii) resolutions or other action duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated by this Agreement and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; (iii) incumbency certificates and/or other certificates of Responsible Officers as the Administrative Agent may reasonably require providing evidence as to the identity, authority and capacity of each such Responsible Officer thereof authorized to act in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and (iv) such certificates of good standing or the equivalent from such Loan Party’s jurisdiction of organization or formation, as applicable, relating to the existence of each Loan Party, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(j)                                    After giving pro forma effect to any incurrence or discharge of Indebtedness on the Second Amendment Incremental Effective Date and all related transactions as if completed on the first day of the twelve month period ending on the most recent Test Date, the Borrower would have been in compliance with Section 8.1(a) of the Credit Agreement on the Test Date (assuming compliance with Section 8.1(a) of the Credit Agreement, as originally in effect or amended in accordance with the date hereof, was required on the Test Date, and the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower on or prior to the Second Amendment Incremental Effective Date certifying the foregoing.

(k)                                 The Borrower shall have provided the documentation and other information to the Administrative Agent and the Incremental Term Loan Lenders that are required by regulatory authorities under the applicable “know-your-customer” rules and regulations and anti-money laundering rules and regulations, including the Patriot Act and that have been reasonably requested by the Incremental Term Loan Lenders prior to the Second Amendment Incremental Effective Date.

(l)                                     JPMorgan Securities LLC (the “Arranger”) (or its designated Affiliate) shall have received all compensation required to be paid to it on or prior to the Second Amendment Incremental Effective Date pursuant to the Engagement Letter dated as of March 4, 2013 between the Borrower and the Arranger.

SECTION 4.                                                    Post-Effective Date Conditions.  To the extent the requirements of clause (y) of Section 3(f) or clause (i) of Section 3(i), as applicable, have not been satisfied on or prior to the Second Amendment Incremental Effective Date after the use of the Borrower’s commercially reasonable efforts to do so, the Borrower shall deliver, or cause to be delivered, to the Administrative Agent within thirty (30) days after the Second Amendment Incremental Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the documents specified in such clause (y) or clause (i), as applicable.

SECTION 5.                                                    Representations and Warranties.  The Borrower represents and warrants that:

(a)                                 Authority.  The Borrower and the other Loan Parties have the requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement (as amended hereby), as applicable.  Each Loan Party has the requisite power and authority to execute, deliver and perform its obligations under the Loan Documents, as amended hereby.  The execution, delivery and performance by the Borrower and the other Loan Parties of this Agreement, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

(b)                                 Enforceability.  This Agreement has been duly executed and delivered by the Borrower and each other Loan Party.  When the conditions to effectiveness in Section 3 of this Agreement have been satisfied, each of this Agreement and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

(c)                                  Representations and Warranties.  The representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects as of such earlier date) and each Loan Party hereby represents and warrants that this Agreement does not contain any material non-public information.

(d)                                 No Default.  No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Agreement.

(e)                                  No Change.  The Organizational Documents of the Loan Parties have not been amended, amended and restated, supplemented or otherwise modified, and the identity, authority and capacity of the Responsible Officers authorized to act in connection with the Credit Agreement and the other Loan Documents has not changed, since the Closing Date, in each case except as would not have an adverse effect on the validity or enforceability of this Agreement or any of the other Loans Documents, or on the rights or remedies of the Agents or the Lenders hereunder or thereunder.  As of the Second Amendment Incremental Effective Date, each Loan Party is in good standing (or the equivalent) under the laws of such Loan Party’s jurisdiction of organization or formation, as applicable, in each case except as would not have an adverse effect on the validity or enforceability of this Agreement or any of the other Loans Documents, or on the rights or remedies of the Agents or the Lenders hereunder or thereunder.

(f)                                   Use of Proceeds.  The Borrower shall use the proceeds of the Second Amendment Incremental Term Loans pursuant to the terms of Section 6 of this Agreement.

SECTION 6.                                                    Use of Proceeds.  The proceeds of the Second Amendment Incremental Term Loans shall be used solely to redeem the Borrower’s Floating Rate Senior Notes due May 1, 2014 issued in an original aggregate principal amount of $150,000,000 pursuant to the Existing

Senior Floating Rate Notes Indenture (and to pay fees and expenses incurred in connection with such redemption) not more than 45 days following the Second Amendment Incremental Effective Date.

SECTION 7.                                                    Reference to and Effect on the Loan Documents.

(a)                                 On and after the Second Amendment Incremental Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 The Credit Agreement, as amended hereby, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

(c)                                  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute a waiver or amendment of any provision of any of the Loan Documents.

(d)                                 The Borrower and the other parties hereto acknowledge and agree that, on and after the Second Amendment Incremental Effective Date, this Agreement and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Credit Agreement (as amended hereby).

(e)                                  The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Agreement.

SECTION 8.                                                    Reaffirmation.  The Loan Parties hereby (i) confirm and agree that the Guarantee and Collateral Agreement, the other Security Documents and all of the Collateral described in the foregoing do, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to this Agreement, (ii) reaffirm the security interest granted by each Loan Party to the Administrative Agent and the Secured Parties (including the Incremental Term Loan Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement and (iii) acknowledge and agree that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Agreement.

SECTION 9.                                                    Ratable Allocation of Term Loans.

(a)                                 The New Term Loans and the Second Amendment Incremental Term Loans shall be made on the Second Amendment Effective Date and the Second Amendment Incremental Effective Date, as applicable, as part of Borrowings consisting of Term Loans made by the Term Lenders ratably in accordance with their respective applicable Term Commitments on such date.

(b)                                 Each of the parties signatory hereto hereby agrees that the Administrative Agent may, in consultation with the Borrower, take any and all action as may be reasonably necessary to ensure that, upon the effectiveness of the making of the Second Amendment Incremental Term Loans on the Second Amendment Incremental Effective Date, all Second Amendment Incremental Term Loans and New Term Loans are included in each Borrowing of outstanding Term Loans on a pro rata basis.

SECTION 10.                                             Consents.  For purposes of Section 11.6 of the Credit Agreement, the Borrower hereby consents to any assignee of JPMorgan Chase Bank, N.A. or any of their respective Affiliates becoming an Incremental Term Loan Lender in connection with the initial syndication of the Second Amendment Incremental Loans to the extent the inclusion of such assignee in the syndicate had been disclosed to the Borrower prior to the Second Amendment Incremental Effective Date

SECTION 11.                                             Counterparts.  This Agreement (including all consents and authorizations relating hereto) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement (or any consent or authorization relating hereto) by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof.  The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto.

SECTION 12.                                             GOVERNING LAW.  THIS AGREEMENT THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

KAR AUCTION SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

INSURANCE AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

ADESA CORPORATION, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR -  INCREMENTAL COMMITMENT AGREEMENT

A.D.E. OF ARK-LA-TEX, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

A.D.E. OF KNOXVILLE, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA ARK-LA-TEX, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA ARKANSAS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA ATLANTA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA BIRMINGHAM, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR -  INCREMENTAL COMMITMENT AGREEMENT

ADESA CALIFORNIA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA CHARLOTTE, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA COLORADO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA DES MOINES, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA IMPACT TEXAS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

KAR -  INCREMENTAL COMMITMENT AGREEMENT

ADESA INDIANAPOLIS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA LANSING, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA LEXINGTON, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA MISSOURI, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA NEW JERSEY, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA NEW YORK, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR -  INCREMENTAL COMMITMENT AGREEMENT

ADESA OHIO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA OKLAHOMA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA PENNSYLVANIA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA PHOENIX, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA SAN DIEGO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA SOUTH FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR -  INCREMENTAL COMMITMENT AGREEMENT

ADESA TEXAS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA WISCONSIN, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ASSET HOLDINGS III, L.P.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AUTO DEALERS EXCHANGE OF CONCORD, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT

KAR -  INCREMENTAL COMMITMENT AGREEMENT

AUTOMOTIVE RECOVERY SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

AUTOVIN, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

PAR, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AFC CAL, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT

AXLE HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER

INSURANCE AUTO AUCTIONS CORP.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

KAR - INCREMENTAL COMMITMENT AGREEMENT

IAA SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

IAA ACQUISITION CORP.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

ADS PRIORITY TRANSPORTS, LTD.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

ADS ASHLAND, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

ZABEL & ASSOCIATES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR - INCREMENTAL COMMITMENT AGREEMENT

SIOUX FALLS AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

TRI-STATE AUCTION CO., INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

ADESA DEALER SERVICES, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT

ADESA MINNESOTA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AUTO PORTFOLIO SERVICES, LLC

By:	/s/ Mark R. Nelson
	Name:	Mark R. Nelson
	Title:	Secretary

KAR - INCREMENTAL COMMITMENT AGREEMENT

INSURANCE AUTO AUCTIONS TENNESSEE LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

ADESA NEVADA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

OPENLANE, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

RECOVERY DATABASE NETWORK, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

CARSARRIVE NETWORK, INC.

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

AUCTIONTRAC, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

KAR - INCREMENTAL COMMITMENT AGREEMENT

CARBUYCO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

INSURANCE AUTO AUCTIONS OF GEORGIA LLC

By:	/s/ Eric M. Loughmiller
	Name:	ERIC M. LOUGHMILLER
	Title:	AUTHORIZED SIGNATORY OFFICER

AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

By:	/s/ Mark R. Nelson
	Name:	Mark R. Nelson
	Title:	Vice President of Legal & Secretary

KAR - INCREMENTAL COMMITMENT AGREEMENT

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Randall K. Stephens
	Name:	Randall K. Stephens
	Title:	Senior Vice President

KAR - INCREMENTAL TERM LOAN AGREEMENT NO. 1